Exhibit 10.45

First Amendment dated December 1, 2010 to Put Rights Agreement among HENRY SCHEIN, INC., BURNS VETERINARY SUPPLY, INC. and BUTLER ANIMAL HEALTH HOLDING COMPANY, LLC (the “Company”).

Background

WHEREAS:

A.           The parties hereto have entered into a Put Rights Agreement dated December 31, 2009 (the “Put Rights Agreement”);

B.           The Company may from time to time purchase shares of the Company from its employees, managers or consultants or issue options or restricted shares or other forms of long term incentive compensation (collectively, “Employee Securities”) to its employees, managers or consultants;

C.           In connection with the purchases or issuances of Employee Securities described in the immediately previous recital, a valuation of the Company may be obtained from independent third parties or the Board of Managers of the Company may establish a value for the Company or a value or strike price for such Employee Securities (collectively, “Employee Valuations”); and

D.           The parties desire to amend the Put Rights Agreement to provide that such Employee Valuations shall not be taken into account in determining Fair Market Value under the Put Rights Agreement, inasmuch as such Employee Valuations will not have been determined in accordance with the provisions and procedures set forth in the Put Rights Agreement and such Employee Valuations may have been adjusted to reflect special circumstances not related to Fair Market Value, such as employee morale; and

E.           Capitalized terms not defined herein shall have the meanings ascribed to them in the Put Rights Agreement.

NOW, THEREFORE, the parties agree as follows:

1.           Amendment to Section 1.1(a).  Section 1.1(a) of the Put Rights Agreement is hereby amended by adding after the definition of “Discount Rate” the following definitions:

“Employee Securities” shall have the meaning set forth in the recitals to the First Amendment to the Put Rights Agreement.

“Employee Valuations” shall have the meaning set forth in the recitals to the First Amendment to the Put Rights Agreement.

2.           Amendments to Section 2.2(a)(ii).

(a)           The third sentence of Section 2.2(a)(ii) of the Put Rights Agreement is hereby amended by inserting the following clause immediately prior to the period at the end of such sentence:

“; provided, further, however, that the Designated Investment Banker shall not consider the value placed on the Company or Employee Securities (whether by independent appraisal or by the Company’s Board of Managers) in connection with the purchase or issuance of Employee Securities.”

(b)           The fifth sentence of Section 2.2(a)(ii) of the Put Rights Agreement is hereby amended by inserting the following clause immediately prior to the period at the end of such sentence:

“; provided, further, however, that any such presentation shall not include any information regarding Employee Valuations.

3.           Amendment to Section 2.5(d).  Section 2.5(d) of the Put Rights Agreement is hereby amended by adding after the first sentence thereof a new sentence to read as follows:

“Notwithstanding anything to the contrary herein, none of the Company, HSI or Burns shall provide the Designated Investment Banker with information regarding Employee Valuations.”

4.           Ratification.  Except as hereby amended, the Put Rights Agreement is hereby ratified and confirmed.

5.           Incorporation by Reference.  The provisions of Article III of the Put Rights Agreement are hereby incorporated by reference as if fully set forth herein.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement on the date first above written.

HENRY SCHEIN, INC.

By:	/s/ Michael Ettinger
Name:Michael Ettinger
Title: Senior vice president & secretary

BURNS VETERINARY SUPPLY, INC.

By:	/s/ Michael Caputo
Name: Michael Caputo
Title: President

BUTLER ANIMAL HEALTH HOLDING COMPANY, LLC (solely with respect to the amendment of Section 2.5(d) of the Put Rights Agreement)

By:	/s/ Kevin R. Vasquez
Name: Kevin R. Vasquez
Title: CEO and President